UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 21, 2007
Bristow Group Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-31617 (Commission File Number)	72-0679819 (IRS Employer Identification No.)

2000 W. Sam Houston Pkwy. S., Suite 1700 Houston, Texas (Address of principal executive offices)	77042 (Zip Code)
Registrant’s telephone number, including area code: (713) 267-7600
Former Name or Former Address, if Changed Since Last Report:
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendments to the Articles of Incorporation or Bylaws; Change in Fiscal Year.
     Effective December 21, 2007, the Company’s Board of Directors amended Sections 5.1 and 5.2 of the Company’s Amended and Restated Bylaws to allow for the issuance of uncertificated shares. The Board of Directors adopted these amendments to comply with the New York Stock Exchange requirement that securities listed on the NYSE be eligible for direct registration by January 2008. The Direct Registration System allows investors to have shares registered in their own names by book-entry. Book-entry allows shares to be owned, recorded and transferred electronically on a system currently administered by The Depository Trust Company without issuance of physical stock certificates, which enables investors and broker-dealers to effect transactions without the risks and delays associated with transferring physical certificates. Prior to this amendment, the Amended and Restated Bylaws required shares to be represented by certificates.
     The Company’s Board of Directors also amended Section 1.9 of the Company’s Amended and Restated Bylaws to provide that (i) when a rule or policy of a national stock exchange or quotation system, any provision of the Internal Revenue Code, or Rule 16b-3 of the Securities Exchange Act of 1934, as amended, contains a higher voting standard than is otherwise required by the Company’s certificate of incorporation and bylaws or applicable law, that higher voting standard is required for approval and (ii) in all other cases, unless otherwise required by applicable law or the Company’s certificate of incorporation or bylaws, a majority of the votes cast is sufficient to approve matters submitted by the Board of Directors. Prior to this amendment the Company’s Amended and Restated Bylaws provided that, except as otherwise provided in the Delaware General Corporation Law or the Company’s certificate of incorporation or bylaws, all matters submitted to the shareholders for approval required a majority of the votes cast. Under the Company’s Amended and Restated Bylaws (both prior to and after this amendment), when electing directors a plurality of shareholder votes cast in favor of a director is sufficient to elect that director.
     The description of the amendments to the Amended and Restated Bylaws contained herein is qualified in its entirety by the complete text of the amendments, which is attached hereto as Exhibit 3.2 and incorporated by reference into this item.
Item 9.01 Financial Statements and Exhibits.
(c) Exhibits

Exhibit
Number	Description of Exhibit

3.2	Amendments to Section 1.9, 5.1 and 5.2 of the Amended and Restated Bylaws of the Company.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: December 26, 2007

BRISTOW GROUP INC. (Registrant)
By:	/s/ Randall A. Stafford
Randall A. Stafford
Vice President and General Counsel, Corporate Secretary

EXHIBIT INDEX

Exhibit
Number	Description of Exhibit

3.2	Amendments to Section 1.9, 5.1 and 5.2 of the Amended and Restated Bylaws of the Company.